UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 2, 2023
Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Ridder Park Drive, San Jose, California 95131
(Address of Principal Executive Offices including Zip code)
(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	LITE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K (“Amendment No. 1”) is being filed by Lumentum Holdings Inc. (“Lumentum”) with the Securities and Exchange Commission (“SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original Form 8-K”) filed by Lumentum with the SEC on November 7, 2023, disclosing that on November 7, 2023, pursuant to the terms of the Agreement and Plan of Merger, dated as of October 29, 2023 (the “Merger Agreement”), by and among Lumentum, Crius Merger Sub Inc., a BVI business company limited by shares incorporated under the laws of the British Virgin Islands with company number 2132602 and whose registered office is located at 171 Main Street, Road Town, Tortola, British Virgin Islands, VG1110 and a direct or indirect wholly owned subsidiary of Acquiror (“Merger Sub”), Cloud Light Optoelectronics Limited, a BVI business company limited by shares incorporated under the laws of the British Virgin Islands with company number 2037335 and its registered office at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (“Cloud Light”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the agent for and on behalf of the Security holders under the Merger Agreement, Lumentum completed its previously announced acquisition of Cloud Light through the merger of Merger Sub with and into Cloud Light (the “Merger”), with Cloud Light continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Lumentum.

Certain historical financial statements of Cloud Light and the pro forma financial information required by Item 9.01 of Form 8-K is required to be filed no later than 71 calendar days after the date that the Original Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 is being filed in order to provide the required financial information.

Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
Filed herewith as the following exhibits:
99.1 Audited consolidated financial statements of Cloud Light as of and for the year ended March 31, 2023 and the notes thereto and the Report of the Independent Auditors thereon and incorporated herein by reference
99.2 Unaudited condensed consolidated financial statements of Cloud Light as of and for the three months ended June 30, 2023 and the notes thereto
(b) Pro Forma Financial Information
Attached hereto and included herein as the following exhibit:
99.3 (i) The related unaudited pro forma condensed combined financial information as of and for the twelve month period ended July 1, 2023, which give effect to the Merger as if it had occurred on July 3, 2022 for income statement and on July 1, 2023 for balance sheet and (ii) the related notes to such unaudited pro forma condensed combined financial information
(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors of Cloud Light (KPMG)
99.1	Audited consolidated financial statements of Cloud Light as of and for the year ended March 31, 2023 and the notes thereto and the Report of the Independent Auditors
99.2	Unaudited condensed consolidated financial statements of Cloud Light as of and for the three months ended June 30, 2023 and the notes thereto
99.3	Unaudited pro forma condensed combined financial information of Lumentum and Cloud Light
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Wajid Ali
	Name:	Wajid Ali
	Title:	Executive Vice President, Chief Financial Officer

January 17, 2024